Exhibit 10-44

                 NEW YORK STATE ELECTRIC & GAS CORPORATION

                 LONG TERM EXECUTIVE INCENTIVE SHARE PLAN
                      DEFERRED COMPENSATION AGREEMENT


     AGREEMENT made ________ __, 199_, between New York State Electric & Gas Corporation, a New York corporation having its principal office in the Town of Dryden, County of Tompkins and State of New York (hereinafter called the "Company") and _________________________ residing at _____________________
_________________________ (hereinafter called the "Employee").

     WITNESSETH that, in consideration of the mutual covenants and promises herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. The Employee hereby elects, with respect to incentive award payments earned pursuant to the Corporation's Long Term Executive Incentive Share Plan (the "EISP") for the three year
Performance Period commencing on January 1,      , and ending on
December 31 of the third year of said Performance Period, to
defer payment hereunder of        % of any such compensation
payable pursuant to the EISP to Employee for said Performance
Period.

     2. The total accumulated amount deferred hereunder, together with amounts equal to the prime interest rate from time to time established by The Chase Manhattan Bank, N.A., or its successor in interest, on short-term borrowings and compounded semi-annually on the aggregate of amounts theretofore deferred hereunder, shall be paid to the Employee, or the beneficiary designated by the Employee in the event of the Employee's death, in a lump sum within one year or in installments over a period of __ years (in the percentages and at the times specified in the tabulation annexed hereto) following the date of the termination of the Employee's employment for any reason (including retirement). The period and amounts of such payments may be changed only in accordance with the provisions of Section 8 hereof. The Employee also shall be paid annually, upon termination of employment, interest, at the rates herein specified on the remaining balances of the accumulated amount deferred. On or shortly after January 1st of each year, the Company shall furnish the Employee with a statement showing the aggregate amount deferred hereunder and the accumulated interest thereon.

     3. In the event of the Employee's death, the total accumulated amount deferred hereunder and interest thereon, or any remaining balance, shall be paid as herein provided, or over any remaining balance of the period selected, to ______________ the designated beneficiary, or if such designated beneficiary shall predecease the Employee, to the Employee's estate. If such designated beneficiary shall survive the Employee and die thereafter, any such remaining balance shall be paid over the remainder of the period selected by the Employee to the estate of such designated beneficiary.

     4. Notwithstanding any other provisions hereof, if the Employee's employment is terminated by the Company, the Company may elect to pay the total accumulated amount deferred hereunder in one lump sum within one year.

     5. This agreement, and the Employee's rights and interests herein and to amounts deferred hereunder, shall not be assigned, pledged or otherwise encumbered by the Employee or the Employee's designated beneficiary or estate.

     6. The Company reserves the right, upon written notice to the Employee, to terminate this agreement at any time pursuant to action theretofore taken by the Board of Directors of the Company; provided that such termination shall not affect the right of the Employee or the Employee's designated beneficiary or estate to receive payment of the total accumulated amount theretofore deferred. It is understood that this agreement shall not be deemed to be an employment contract.

     7. In determining the Employee's regular earnings or basic compensation for any purpose, any payments made pursuant to this agreement shall be excluded.

     8. The Employee may change, but only with the Company's consent, the Employee's election of payment terms by executing a new Pay-back Schedule. However, no such change shall be effective during the one-year period beginning on the day the Employee executes the new Pay-back Schedule. If, during such one-year period, the Employee becomes entitled to receive a payment or payments under the Plan pursuant to the Employee's last effective payment terms election, said last effective payment terms election shall remain in full force and effect and the new election shall be null and void.

     9. Any notice given under this agreement must be given by certified or registered mail to the respective party at the address set forth herein, or to such substituted address as may be designated in any notice sent in accordance with this provision.

    10. This agreement is made pursuant, and shall be subject, to the terms of the Company's Long Term Executive Incentive Share Plan, a copy of which has been delivered to the Employee prior to the execution hereof and copies of which are on file at the Company's corporate offices in Binghamton and Ithaca, New York.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the day and year first above written.

                                        NEW YORK STATE ELECTRIC &
                                             GAS CORPORATION


                                        By:______________________
                                               Vice President



                                        _________________________
                                                 Employee

                 NEW YORK STATE ELECTRIC & GAS CORPORATION
                      Long Term Executive Incentive
                     Share Deferred Compensation Plan
                             Pay-back Schedule

                             Initial Election





I, ___________________________________, request that, beginning the ____________ month immediately following the date of my
    (lst - 12th)
termination of employment, I be paid monthly, quarterly or
                                                   (circle one)
annually for ________ year(s) the following yearly
             (l - 10)
percentages:

     lst year __________%          6th year __________%
     2nd year __________%          7th year __________%
     3rd year __________%          8th year __________%
     4th year __________%          9th year __________%
     5th year __________%         10th year __________%

____________________________      Date________________________
          Employee

                 NEW YORK STATE ELECTRIC & GAS CORPORATION
                      Long Term Executive Incentive
                     Share Deferred Compensation Plan
                             Pay-back Schedule

                            Change in Election



I, ___________________________________, request that, beginning the ____________ month immediately following the date of my
    (lst - 12th)
termination of employment, I be paid monthly, quarterly or
                                                     (circle one)
annually for ________ year(s) the following yearly
             (l - 10)
percentages:
     lst year __________%          6th year __________%
     2nd year __________%          7th year __________%
     3rd year __________%          8th year __________%
     4th year __________%          9th year __________%
     5th year __________%         10th year __________%
     This change in payment election is effective with respect to the Long Term Executive Incentive Share Plan Deferred
Compensation Agreement dated                 , (a separate form
should be used for each agreement) and is made pursuant to
Section 8 of the Agreement.


____________________________       Date________________________
         Employee



Accepted by New York State
Electric & Gas Corporation


____________________________       Date________________________
      Vice President
                        CHANGE OF BENEFICIARY FORM


     I hereby designate _____________________ as beneficiary under my Long Term Executive Incentive Share Plan Deferred Compensation Agreement dated ___________________ with New York State Electric & Gas Corporation, superseding all beneficiary designation(s) previously made by me.

__________________________          Date________________________
         Employee



Receipt Acknowledged by
New York State Electric &
  Gas Corporation


_________________________           Date________________________
     Vice President